                                                               EXHIBIT (A)(1)(C)

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        TENDER OF SHARES OF COMMON STOCK

                                      OF

                           SCHUFF INTERNATIONAL, INC.

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) if

      - certificates evidencing shares of common stock, $0.001 par value per share (the "Shares") of Schuff International, Inc., a Delaware corporation, are not immediately available or cannot be delivered to the depositary before the Expiration Date (as defined in the Offer to Purchase);

      - the procedure for book-entry transfer described in the Offer to Purchase, dated April 30, 2004, and the related Letter of Transmittal cannot be completed on a timely basis; or

      - time will not permit all required documents, including a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of the Letter of Transmittal), an Agent's Message in the case of a Book-Entry Transfer (as defined in the Offer to Purchase) and any other required documents, to reach the Depositary prior to the Expiration Date.

     This Notice of Guaranteed Delivery, properly completed and duly executed, may be delivered by hand, mail, overnight courier, or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                        COMPUTERSHARE TRUST COMPANY, INC.

       By Overnight Delivery or
           By Hand Delivery:                        Express Mail:                      By First Class Mail:

   Computershare Trust Company, Inc.      Computershare Trust Company, Inc.      Computershare Trust Company, Inc.
      Attn: Reorganization Dept.               350 Indiana Street, #800             Attn: Reorganization Dept.
       350 Indiana Street, #800                 Golden, Colorado 80401                     P.O. Box 1596
        Golden, Colorado 80401                                                      Denver, Colorado 80201-1596

                             Facsimile Transmission
                                 (303) 262-0606

                         Confirmation Facsimile Receipt
                                by Telephone Only
                            (303) 262-0600 ext. 4732

     FOR THIS NOTICE TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT THE ABOVE ADDRESS BEFORE THE OFFER EXPIRES. DELIVERY OF THIS NOTICE TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO SCHUFF INTERNATIONAL OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Offer to Purchase) under the instructions to the Letter of Transmittal, the signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to Schuff Acquisition Corp., an Arizona corporation ("SAC"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 30, 2004 (the "Offer to Purchase"), and in the related letter of transmittal (the "Letter of Transmittal") (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in
Section 3 - "Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

Number of Shares:
                  ----------------------------------

Certificate Nos. (if available):

--------------------------------------------------------

--------------------------------------------------------


Check box if Shares will be delivered by book-entry transfer:

[ ] The Depository Trust Company

Account No.:
             ---------------------------------------



Name(s) of Holders:
                    --------------------------------


--------------------------------------------------------
                 (PLEASE TYPE OR PRINT)

--------------------------------------------------------
                        ADDRESS


--------------------------------------------------------

--------------------------------------------------------
                                           ZIP CODE

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--------------------------------------------------------
             AREA CODE AND TELEPHONE NUMBER

--------------------------------------------------------

--------------------------------------------------------
 Signature(s) of Holder(s)

 Dated:                                           , 2004
        ------------------------------------------

                              GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR A SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, or the Stock Exchange Medallion Program, hereby guarantees the delivery to the Depositary of the shares tendered, in proper form for transfer, or a confirmation that the shares tendered have been delivered pursuant to the procedure for book-entry transfer described in the Offer to Purchase into the Depositary's account at the Book-Entry Transfer Facility, in each case together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of the Letter of Transmittal), or an Agent's Message in the case of a book-entry transfer, and any other required documents, all within three (3) American Stock Exchange trading days after the date of receipt by the depositary of this Notice of Guaranteed Delivery.

Name of Firm:
              ---------------------------------------


Address:
         --------------------------------------------

-----------------------------------------------------
                                             Zip Code

Telephone No.:
         --------------------------------------------

-----------------------------------------------------
(Authorized Signature)

Name:
         --------------------------------------------
                      (Please Print)

Title:
         --------------------------------------------


Date:                                         , 2004
      ----------------------------------------

NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SHARES SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.